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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 (Nos. 33-94138, 333-38025, 333-44265, 333-65051 and
333-86644) of Harmonic Inc. of our report dated January 18, 2000, which appears on page 29 of the 1999 Annual Report to Shareholders of Harmonic Inc., which is incorporated by reference in the Annual Report on Form 10-K of Harmonic Inc. for the year ended December 31, 1999.


/s/ PRICEWATERHOUSECOOPERS LLP
San Jose, California
August 7, 2000